--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                                  New Asia Fund
--------------------------------------------------------------------------------
                                October 31, 1998
--------------------------------------------------------------------------------

REPORT HIGHLIGHTS
================================================================================

New Asia Fund

*      Asian  stock  markets  again fell  sharply  during  the six months  ended
       October 31.

* The fund's returns for the past six and 12 months were -11.65% and -15.97%, respectively, significantly better than both the benchmark index and the Lipper average.

* We maintained a defensive posture marked by high cash reserves and avoidance of financial, real estate, and heavily indebted companies.

*      Hong Kong remained our largest exposure, followed by Taiwan and India.

* Our near-term outlook is cautious, but proper reforms and stimulation of consumer demand could spark an exciting new era of growth.

FELLOW SHAREHOLDERS

       The performance of Asian markets was once again sharply negative during the past six months, though in contrast to the experience of last year, stocks in the region actually rallied in October. Asian markets declined 12.69% in the six-month period, and more than 23% over the course of your fund's fiscal year ended October 31.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 10/31/98                         6 Months        12 Months
--------------------------------------------------------------------------------
New Asia Fund                                   -11.65%          -15.97%

MSCI All Country Far East
Free Ex-Japan Index                             -12.69           -23.05

Lipper Pacific Ex-Japan
Funds Average                                   -15.16           -24.41
================================================================================

       In this difficult environment, the fund fell 11.65% over the six months. This result was better than the performance of the average competitor fund and ahead of the Morgan Stanley Capital Inter-national benchmark, as shown in the table. For the 12-month period, your fund's 15.97% decline was significantly ahead of the MSCI benchmark and the average competitor fund, both of which suffered much steeper losses. The results can be attributed to the fund's low exposure to financial, property, and highly indebted companies, which weigh heavily in the index, and to our relatively high cash position.

       Optimism that the world's major central banks would create a supportive environment for Asia's recovery through lower interest rates fueled a sharp rally at the end of the period. However, slow progress in bank and corporate restructuring, a less supportive global marketplace for Asian and emerging market debt, and signs of a slowdown in U.S. and European demand for Asian products made us doubt the sustainability of the rally. In our last report, we wrote that the region's overall environment would likely remain difficult through 1998 and probably 1999. That continues to be our view.

================================================================================
PREPARING FOR THE YEAR 2000
--------------------------------------------------------------------------------

       The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

       T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

OUR PLAN OF ACTION

       We began to address these issues several years ago by requiring that all new systems process and store four-digit years. We plan to complete all reprogramming efforts for the major application systems, including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments, by December 31, 1998, leaving a full 12 months for system testing. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

       We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. Our goal is to identify any noncompliant files so that we can implement alternative solutions. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

SMOOTH TRANSITION PLANNED

       We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we are taking steps to modify them where necessary for the Year 2000. Our plan provides time to develop solutions for all noncompliant systems and data files from customers or vendors.

       The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

       For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (WWW.TROWEPRICE.COM).
================================================================================

PORTFOLIO REVIEW

       The two main thrusts of our strategy, concentrating investments in relatively defensive business franchises with strong balance sheets and maintaining a sizable exposure to noncyclical growth companies in India, worked well during the period of high volatility and sharp price declines of the spring and summer. However, this strategy and our continuing reluctance to invest in "asset inflation" companies, such as financials, property, and capital-intensive cyclicals, meant that the fund did not fully participate in the Asian markets' recent rally.

================================================================================
MARKET PERFORMANCE
(In U.S. Dollar Terms)
Periods Ended 10/31/98                        6 Months          12 Months
--------------------------------------------------------------------------------
China Free                                     -31.04%            -51.62%
Hong Kong                                        9.60              -0.94
India                                          -31.78             -32.81
Malaysia                                       -56.83             -62.93
Philippines                                    -13.05              -7.73
Singapore                                      -19.80             -22.35
Korea                                           -4.38             -23.37
Taiwan                                         -15.06             -14.10
Thailand                                       -24.85             -27.96
Source: FAMEInformation Services, Inc.; using MSCIindices.
================================================================================

       Our strategy at the country level has remained more or less the same. HONG KONG is the largest allocation at about 45% ofassets. Although we continue to expect the macroeconomic environment in Hong Kong to remain difficult, particularly with the ongoing deflation of assets such as property, Hong Kong has some of the region's financially strongest and best-managed companies, such as HUTCHISON WHAMPOA. We also retain major holdings in strong groups like CHEUNG KONG and HONG KONG TELECOMMUNICATIONS, and in CHINA infrastructure companies like CHINA TELECOM. We expect these companies will not only survive this downturn but will be well positioned to prosper when the economy eventually recovers. Our large presence in Hong Kong also reflects our less favorable outlook for the other Asian markets. However, the Hong Kong Monetary Authority's unprecedented intervention in the equity market in an effort to support prices was a disconcerting step away from free market discipline. Nonetheless, we continue to believe that Hong Kong will successfully defend its currency's peg to the U.S. dollar. The Hong Kong market was the only one in the region over the past six months to post a positive return.

       TAIWAN and INDIA have remained fairly constant at around 15% and 11% of net assets, respectively. Though these economies have been somewhat insulated from the Asian crisis to date, we do expect them to slow down in response to weaker export markets and, in India's case, due to the additional constraints of the government's large fiscal deficit. However, at the company level, we continue to find attractive investments. In Taiwan, these include globally competitive technology companies such as ASUSTEK COMPUTER and strong domestic retail franchises like PRESIDENT CHAIN STORE. In India, we continue to hold HINDUSTAN LEVER and HDF, which we believe can continue to grow profits because of new product rollouts and effective cost management.

       [Geographic Diversification pie chart here: A pie chart showing Hong Kong 45%; Taiwan 15%; India 11%; Singapore 5%; Philippines 3%; Korea 3%; Thailand 2%; Other and Reserves 16%]

       Our combined exposure to the Southeast Asian markets and SOUTH KOREA remained low at around 14% of fund assets. We had sold most of our MALAYSIAN holdings over the preceding 11 months, leaving only a 1% fund exposure when capital controls were implemented in September. We have since sold the entire Malaysian position, placing the proceeds in a local currency bank deposit until exchange controls are lifted.

OUTLOOK

       The last six months saw some developments notable for the uncertainty they created about future Asian economic policy-namely, the Hong Kong Monetary Authority's massive stock buying spree, Malaysia's decision to impose capital controls, and large street protests in South Korea, Indonesia, and Malaysia. We also began to see concrete signs of deflation in many of the region's consumer price indices. This development is favorable to consumers but highly unfavorable to financial, real estate, and highly indebted companies, particularly where there has been little restructuring. Deflation also raises the possibility that real interest rates will remain positive or indeed increase despite declining nominal rates.

================================================================================
Industry Diversification
--------------------------------------------------------------------------------
                                                        Percent of Net Assets
                                                      4/30/98           10/31/98
Services .................................              24.2%              24.2%
Finance ..................................              27.0               21.0
Consumer Goods ...........................               8.1               11.6
Multi-industry ...........................              10.4               11.4
Energy ...................................              10.6               11.0
Capital Equipment ........................               7.4                7.5
Materials ................................               1.0               --
Reserves .................................              11.3               13.3
--------------------------------------------------------------------------------
Total ....................................             100.0%             100.0%
================================================================================

       During the boom years, Asian economic growth was driven by robust capital investment and exports, with domestic consumption playing a much less important role. This is less likely to be the case going forward since industry suffers from huge overcapacity and demand for Asian goods from developed economies eases. Recent trends in export volumes from South Korea and Singapore suggest such a slowdown. Should export volume growth slow significantly from here, we expect another downdraft for most of the Asian economies. Thereafter, however, economies will likely stabilize, though at a lower level.

       Even assuming the eventual recapitalization of the banking sector and lower nominal interest rates, it is unlikely that industrial Asia will drive an Asian credit revival and economic recovery, unless coordinated easing by the world's major industrialized nations results in a very significant pickup in demand for Asian exports. It will, therefore, be important that governments encourage greater spending by average consumers, particularly by rural populations that have been net beneficiaries of the region's devaluations. However, this will be a more difficult task in urban areas given high job uncertainty. Should Asia succeed in reviving consumer demand, an exciting era for growth investors could be inaugurated. Such a change would be likely to create companies with franchises in new areas, such as services, and a much more sustainable business model for growth.

       We continue to look forward to attractive investment candidates emerging from corporate restructuring, which we hope will be driven by an increasing focus on generating returns for stockholders. While little has been accomplished in terms of corporate restructuring in the year since Asia slipped into full-blown crisis, we believe the pace of change will pick up as the downturn persists over the next 12 to 18 months.

       We expect that high volatility and thin trading volumes will remain with us for the foreseeable future. Therefore, the fund's strategy will likely remain fairly conservative, as it has been for the past year or so. We will deploy our cash reserves to take advantage of opportunities as they arise. The crisis represents a chance to build a portfolio of great companies with potential for strong gains as they emerge from this "trial by fire" and as the region's underlying strengths slowly reassert themselves.

Respectfully submitted,

/s/

Martin G. Wade
President
November 17, 1998

T. Rowe Price New Asia Fund
--------------------------------------------------------------------------------

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        10/31/98
Hutchison Whampoa, Hong Kong ...................................           10.8%
Cheung Kong Holdings, Hong Kong ................................            7.5
Hong Kong Telecommunications, Hong Kong ........................            6.1
CLP Holdings, Hong Kong ........................................            4.2
Dao Heng Bank Group, Hong Kong .................................            2.7
--------------------------------------------------------------------------------
Hong Kong and China Gas, Hong Kong .............................            2.7
Mahanagar Telephone, India .....................................            2.6
Cathay Life Insurance, Taiwan ..................................            2.6
Samsung Electronics, South Korea ...............................            2.4
Singapore Telecommunications, Singapore ........................            2.3
--------------------------------------------------------------------------------
ITC, India .....................................................            2.2
HSBC Holdings, Hong Kong .......................................            1.9
Hindustan Lever, India .........................................            1.9
President Chain Store, Taiwan ..................................            1.8
Ranbaxy Laboratories, India ....................................            1.6
--------------------------------------------------------------------------------
Hon Hai Precision Industry, Taiwan .............................            1.6
New World Infrastructure, Hong Kong ............................            1.4
Cheung Kong Infrastructure, Hong Kong ..........................            1.3
Compal Electronics, Taiwan .....................................            1.3
HDF Corporation, India .........................................            1.3
--------------------------------------------------------------------------------
Singapore Press, Singapore .....................................            1.2
Huaneng Power International, China .............................            1.2
Asustek Computer, Taiwan .......................................            1.2
Standard Foods Taiwan, Taiwan ..................................            1.1
China Telecom, Hong Kong .......................................            1.1
--------------------------------------------------------------------------------
Total ..........................................................           66.0%
================================================================================

T. Rowe Price New Asia Fund
--------------------------------------------------------------------------------

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

       This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


[New Asia Funs SEC graph shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

       This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                                                                Since  Inception
Periods Ended 10/31/98      1 Year    3 Years    5 Years    Inception       Date
New Asia Fund              -15.97%    -14.40%    -10.02%        2.69%    9/28/90

       Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================


T. Rowe Price New Asia Fund
------------------------------------------------------------------------------------------------------------------------------------
                                          For a share outstanding throughout each period#
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------

                                                    Year
                                                   Ended
                                                10/31/98         10/31/97           10/31/96           10/31/95           10/31/94
NET ASSET VALUE
Beginning of period .....................        $  5.95          $  8.64          $    8.12          $   10.07          $    9.88
Investment activities
        Net investment income ...........           0.13             0.09               0.06               0.08               0.06
        Net realized and
        unrealized gain (loss) ..........          (1.07)           (2.71)              0.55              (1.07)              0.36
        Total from
        investment activities ...........          (0.94)           (2.62)              0.61              (0.99)              0.42
Distributions
        Net investment income ...........          (0.08)           (0.06)             (0.09)             (0.07)             (0.04)
        Net realized gain ...............           --              (0.01)              --                (0.89)             (0.19)
        Total distributions .............          (0.08)           (0.07)             (0.09)             (0.96)             (0.23)
NET ASSET VALUE
End of period ...........................        $  4.93          $  5.95          $    8.64          $    8.12          $   10.07
Ratios/Supplemental Data
Total return^ ...........................         (15.97)%         (30.61)%             7.58%             (9.70)%             4.11%
Ratio of expenses to
average net assets ......................           1.29%            1.10%              1.11%              1.15%              1.22%
Ratio of net investment
income to average
net assets ..............................           2.33%            0.76%              0.66%              0.97%              0.85%
Portfolio turnover rate .................           68.1%            41.8%              42.0%              63.7%              63.2%
Net assets, end of period
(in millions) ...........................        $   633          $   877          $   2,041          $   1,909          $   2,303

^      Total return  reflects the rate that an investor would have earned on an investment in the fund during each period,  assuming reinvestment of all distributions.
#      All per share figures reflect the 2-for-1 stock split effective 5/27/94. 9

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Asia Fund
--------------------------------------------------------------------------------
                                                                October 31, 1998
================================================================================
Portfolio of Investments
                                                           Shares/Par      Value
--------------------------------------------------------------------------------
                                                                    In thousands

CHINA  1.8%
Common Stocks  1.8%
Huaneng Power International ADR (USD) * ..............        559,640 $    7,695
Shenzhen Expressway (Class H) (HKD) ..................     16,510,000      3,731
Total China (Cost $15,562) ...........................                    11,426

HONG KONG  44.9%
Common Stocks and Warrants  44.9%
CLP Holdings .........................................      4,713,000     26,714
Cheung Kong Holdings .................................      6,969,000     47,690
Cheung Kong Infrastructure ...........................      3,338,000      8,490
China Telecom ........................................      3,672,000      6,898
Citic Pacific ........................................      1,736,000      4,281
Cosco Pacific ........................................      8,174,000      4,010
Dao Heng Bank Group ..................................      8,269,260     17,190
Dickson Concepts International .......................      1,433,500      1,388
Esprit Holdings ......................................      8,277,000      3,099
Great Eagle Holdings, Warrants, 11/30/98 * ...........        352,999          1
HKR International ....................................     10,141,344      5,729
HSBC Holdings ........................................        534,678     12,254
Hong Kong and China Gas ..............................     11,854,700     16,837
Hong Kong and China Gas, Warrants, 9/30/99 * .........        315,350         33
Hong Kong Telecommunications .........................     19,313,977     38,653
Hutchison Whampoa ....................................      9,546,000     68,406
Hysan Development ....................................      3,667,000      4,451
Lai Sun Hotels International, Warrants, 4/30/99 * ....        652,286          1
Legend Holdings ......................................      5,648,000      1,901
Li & Fung ............................................         42,000         66
New World Infrastructure .............................      6,264,200      8,937
Sa Sa International Holdings .........................     15,237,000      1,180
Smartone Telecommunications ..........................        975,000      2,770
Wing Hang Bank .......................................      1,567,000      2,984
Total Hong Kong (Cost $283,827) ......................                   283,963

INDIA  11.2%
Common Stocks  11.2%
HDF Corporation ......................................        156,120  $   8,222
Hindustan Lever ......................................        314,500     11,897
Hindustan Petroleum ..................................        618,800      3,887
ITC ..................................................        850,000     14,102
Industrial Credit & Investment Corporation of India ..      6,388,800      6,144
Mahanagar Telephone ..................................      3,798,000     16,402
Ranbaxy Laboratories .................................        855,500     10,079
State Bank of India ..................................         17,000         63
Total India (Cost $92,225) ...........................                    70,796

INDONESIA  0.7%
Common Stocks  0.7%
Gulf Indonesia Resources (USD) * .....................        472,000      4,661
Total Indonesia (Cost $9,163) ........................                     4,661

MALAYSIA  0.9%
Short-term Investments  0.9%
Chase Manhattan Bank, N.A., Fixed Deposit
         5.00 - 5.50%, 1/22 -1/29/99 ..........MYR....     25,861,638      5,831
Total Malaysia (Cost $5,823) .........................                     5,831

PHILIPPINES  3.3%
Common Stocks  3.3%
Ayala Land ...........................................     12,986,961      3,943
Bank of the Philippine Islands .......................      1,105,650      2,137
La Tondena Distillers * ..............................      4,832,800      2,815
Philippine Long Distance Telephone ...................        167,000      3,994
Philippine Long Distance Telephone ADS (USD) .........        100,000      2,437
San Miguel (Class B) .................................      2,963,550      4,370
Universal Robina .....................................     11,588,000        919
Total Philippines (Cost $37,070) .....................                    20,615

SINGAPORE  4.8%
Common Stocks  4.8%
Singapore Airlines ...................................        314,000  $   1,929
Singapore Press ......................................        891,419      7,723
Singapore Technologies Engineering ...................      6,173,000      6,069
Singapore Telecommunications .........................      8,609,000     14,864
Total Singapore (Cost $32,917) .......................                    30,585

SOUTH KOREA  2.9%
Common Stocks  2.9%
Korea Electric Power .................................        179,000      3,188
Samsung Electronics ..................................        365,875     14,973
Total South Korea (Cost $20,287) .....................                    18,161

TAIWAN  15.1%
Common Stocks  15.1%
Asustek Computer * ...................................        424,433      3,142
Asustek Computer GDR (USD) * .........................        547,500      4,189
Asustek Computer GDR (144a) (USD) * ..................          1,079          8
Bank Sino Pacific ....................................      9,968,488      4,258
Cathay Life Insurance ................................      4,626,200     16,336
China Trust Commercial Bank ..........................      1,713,569      1,194
Chuntex Electronics ..................................      2,435,980      2,817
Compal Electronics ...................................      2,704,500      8,424
Compeq Manufacturing .................................        623,000      3,958
D-Link Corporation ...................................      1,916,000      4,225
Far East Textile .....................................      6,601,320      4,601
Far Eastern Silo & Shipping ..........................     11,131,460      6,077
Hon Hai Precision Industry ...........................      2,047,000      9,848
President Chain Store ................................      3,651,716     11,656
Standard Foods Taiwan ................................      3,405,000      6,931
Taiwan Semiconductor Manufacturing ...................      2,357,650      4,763
Yageo ................................................      2,127,000      2,801
Total Taiwan (Cost $97,730) ..........................                    95,228

THAILAND  2.0%
Common Stocks  2.0%
PTT Exploration & Production .........................        739,600  $   6,843
Siam Makro ...........................................      3,274,000      5,970
Total Thailand (Cost $14,279) ........................                    12,813

VIETNAM  0.0%
Common Stocks  0.0%
Lazard Vietnam Fund Limited (USD) * ..................        152,800        153
Total Vietnam (Cost $462) ............................                       153

SHORT-TERM INVESTMENTS  12.2%
Money Market Funds  12.2%
Reserve Investment Fund, 5.41%# ......................     77,083,117     77,083
Total Short-term Investments (Cost $77,083) ..........                    77,083

Total Investments in Securities
99.8% of Net Assets (Cost $686,428) ..................                 $ 631,315

Other Assets Less Liabilities ........................                     1,521

NET ASSETS ...........................................                 $ 632,836

*      Non-income producing
#      Seven-day yield
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at year-end amounts to 0.001% of net assets.
ADR    American depository receipt
ADS    American depository share
GDR    Global depository receipt
HKD    Hong Kong dollar
USD    U.S. dollar

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Asia Fund
--------------------------------------------------------------------------------
                                                                October 31, 1998

================================================================================
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

Assets
Investments in securities, at value  (cost $686,428) ..........     $   631,315
Securities lending collateral pool ............................         112,168
Other assets ..................................................           7,443
Total assets ..................................................         750,926

Liabilities
Securities lending collateral .................................         112,168
Other liabilities .............................................           5,922
Total liabilities .............................................         118,090

NET ASSETS ....................................................     $   632,836

Net Assets Consist of:
Accumulated net investment income - net of distributions ......     $    10,470
Accumulated net realized gain/loss - net of distributions .....        (375,867)
Net unrealized gain (loss) ....................................         (55,056)
Paid-in-capital applicable to 128,437,298 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized ............       1,053,289

NET ASSETS ....................................................     $   632,836

NET ASSET VALUE PER SHARE .....................................     $      4.93

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Asia Fund
--------------------------------------------------------------------------------

================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands
                                                                            Year
                                                                           Ended
                                                                        10/31/98
Investment Income
Income
        Dividend .............................................        $  19,262
        Interest .............................................            6,132
        Total income .........................................           25,394
Expenses
        Investment management ................................            5,779
        Shareholder servicing ................................            2,671
        Custody and accounting ...............................              270
        Prospectus and shareholder reports ...................              236
        Registration .........................................               50
        Legal and audit ......................................               32
        Directors ............................................                7
        Miscellaneous ........................................               14
        Total expenses .......................................            9,059
Net investment income ........................................           16,335

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
        Securities ...........................................         (369,564)
        Foreign currency transactions ........................           (3,873)
        Net realized gain (loss) .............................         (373,437)
Change in net unrealized gain or loss
        Securities ...........................................          225,328
        Other assets and liabilities
        denominated in foreign currencies ....................            2,195
        Change in net unrealized gain or loss ................          227,523
Net realized and unrealized gain (loss) ......................         (145,914)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS .......................................        $(129,579)

The accompanying notes are an integral part of these financial statements.


T. Rowe Price New Asia Fund
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
In thousands
                                                                                                      Year
                                                                                                     Ended
                                                                                                  10/31/98                 10/31/97
Increase (Decrease) in Net Assets
Operations
        Net investment income ....................................................             $    16,335              $    14,020
        Net realized gain (loss) .................................................                (373,437)                  35,520
        Change in net unrealized gain or loss ....................................                 227,523                 (400,999)
        Increase (decrease) in net assets from operations ........................                (129,579)                (351,459)
Distributions to shareholders
        Net investment income ....................................................                 (11,046)                 (14,114)
        Net realized gain ........................................................                    --                     (2,352)
        Decrease in net assets from distributions ................................                 (11,046)                 (16,466)
Capital share transactions *
        Shares sold ..............................................................                 490,917                  731,778
        Distributions reinvested .................................................                  10,444                   15,555
        Shares redeemed ..........................................................                (604,687)              (1,544,017)
        Increase (decrease) in net assets from capital
        share transactions .......................................................                (103,326)                (796,684)

Net Assets
Increase (decrease) during period ................................................                (243,951)              (1,164,609)
Beginning of period ..............................................................                 876,787                2,041,396

End of period ....................................................................             $   632,836              $   876,787

*Share information
        Shares sold ..............................................................                  95,986                   84,243
        Distributions reinvested .................................................                   1,852                    1,698
        Shares redeemed ..........................................................                (116,741)                (174,870)
        Increase (decrease) in shares outstanding ................................                 (18,903)                 (88,929)

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Asia Fund
--------------------------------------------------------------------------------
                                                                October 31, 1998

================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

       T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The New Asia Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on September 28, 1990.

       The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

       VALUATION Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

       Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at amortized cost in local currency which approximates fair value.

       Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

       For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

       Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

       CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

       PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

       OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

       Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

       EMERGING MARKETS At October 31, 1998, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

       SECURITIES LENDING The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. Treasury securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At October 31, 1998, the value of loaned securities was $109,139,000; aggregate collat eral consisted of $112,168,000 in the securities lending collateral pool and U.S. Treasury securities valued at $2,000,000.

       OTHER Purchases and sales of portfolio securities, other than short-term securities, aggregated $419,748,000 and $481,594,000, respectively, for the year ended October 31, 1998.

NOTE 3 - FEDERAL INCOME TAXES

       No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $373,612,000, of which $2,099,000 expires in 2003, and $371,513,000 in 2006. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

       In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 1998. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

--------------------------------------------------------------------------------
Undistributed net investment income                                 $(3,271,000)
Undistributed net realized gain                                       3,271,000

       At October 31, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $686,428,000. Net unrealized loss aggregated $55,113,000 at period end, of which $37,922,000 related to appreciated investments and $93,035,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

       The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

       The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $407,000 was payable at October 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.50% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At October 31, 1998, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

       In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $2,167,000 for the year ended October 31, 1998, of which $238,000 was payable at period-end.

       Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum International Fund held approximately 0.1% of the outstanding shares of the New Asia Fund at October 31, 1998. For the year then ended, the fund was allocated $12,000 of Spectrum expenses, $3,000 of which was payable at period-end.

       The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve and Government Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 1998, totaled $4,644,000 and are reflected as interest income in the accompanying Statement of Operations.

       During the year ended October 31, 1998, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $132,070,000 with certain affiliates of the manager and paid commissions of $443,000 related thereto.

================================================================================
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/98
--------------------------------------------------------------------------------

       We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

       The fund will pass through foreign source income of $10,907,000 and foreign taxes paid of $807,000.

================================================================================

T. Rowe Price New Asia Fund
--------------------------------------------------------------------------------

================================================================================
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS OF T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND SHAREHOLDERS OF NEW ASIA FUND

       In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New Asia Fund (one of the portfolios consti-tutin g T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Baltimore, Maryland
November 18, 1998

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT,  CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

TO OPEN A DISCOUNT BROKERAGE
ACCOUNT OR OBTAIN INFORMATION,
CALL: 1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price  Associates
100 East  Pratt  Street
Baltimore,  Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus of the
T.Rowe Price New Asia Fund.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.          F39-050  10/31/98